================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2007


                             SEMOTUS SOLUTIONS, INC.

        - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                      0-21069               36-3574355
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))
================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of March 27, 2007, Vladimir Soskov has resigned from his position as Chief Technology Officer of Semotus Solutions, Inc.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) N/A.

        (b) N/A.

        (c) Exhibits. N/A

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              SEMOTUS SOLUTIONS, INC.

     Date: March 30, 2007                     By: /s/ Anthony N. LaPine
                                                  -------------------------
                                              Anthony N. LaPine
                                              Chief Executive Officer